UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2007

CONS0LIDATED CAPITAL INSTITUTIONAL PROPERTIES/3

(Exact name of Registrant as specified in its charter)

            California

  0-14187

  94-2940208

(State or other jurisdiction

(Commission

     (I.R.S. Employer

      of incorporation)   File Number)   Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02

Termination of a Material Definitive Agreement.

Consolidated Capital Institutional Properties/3, a California limited partnership (the “Registrant”), owns a 100% interest in Hidden Cove by the Lake Apartments (“Hidden Cove”), a 120-unit apartment complex located in Belleville, Michigan.  As previously disclosed, on February, 15 2007, the Registrant entered into a Purchase and Sale Contract (the “Purchase Agreement”) with a third party, Bloomfield Property Group, LLC, a Michigan limited liability company (the “Purchaser”), to sell Hidden Cove to the Purchaser for a total sales price of $4,000,000.

On March 15, 2007, the Purchaser delivered written notice to the Registrant of their election to terminate the Purchase Agreement pursuant to its terms and the Purchase Agreement was thereby terminated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3

By:

ConCap Equities, Inc.

General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

Date:

March 19, 2007